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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                          ---------------------------


                                    FORM 8-K



                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  August 14, 1996



                         COMPREHENSIVE CARE CORPORATION
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               (Exact name of registrant as specified in Charter)



           DELAWARE               0-5751                    95-2594724
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      (State or other          (Commission                (IRS Employer
      jurisdiction of          File Number)            Identification No.)
       incorporation)


1111 BAYSIDE DRIVE, SUITE 100, CORONA DEL MAR, CALIFORNIA       92625
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         (Address of principal executive offices)            (zip code)


                                (714) 222-2273
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              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

Mr. Drew Q. Miller, Senior Vice President and Chief Operating Officer of the Company resigned effective August 14, 1996, to pursue entrepreneurial ventures. Stuart J. Ghertner, Ph.D., will be assuming and performing the duties as interim Chief Operating Officer until a successor is named. Mr. Miller will continue working with the Company in a consulting capacity to assist in the transition. Prior to his appointment, Dr. Ghertner was a principal in Behavioral Health Strategies, a privately-owned behavioral healthcare consulting company. Dr. Ghertner has held this position since January 1994. From 1991 to January 1994, Dr. Ghertner was Chairman, President and Chief Executive Officer of Behavioral Healthcare Options, Inc., a subsidiary of a publicly-owned unaffiliated company. Dr. Ghertner has been a consultant for the Company in various capacities since August 1994.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMPREHENSIVE CARE CORPORATION
                                                 (Registrant)



                                        By: /s/ KERRI RUPPERT
                                           --------------------------------
                                                Kerri Ruppert,
                                                Senior Vice President and
                                                Chief Financial Officer


Dated: August 15, 1996





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